UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Polaris Industries Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Shareowner ServicesSM COMPANY # PG9LHHI5 PO. Box 64945 St. Paul, MN 55164-0945 POLARIS INDUSTRIES INC. ANNUAL MEETING OF SHAREHOLDERS April 29, 2010 9:00 a.m. 2100 Highway 55 Medina, MN 55340 Please call (763) 542-0500 for directions to attend the Polaris Industries Inc. Annual Meeting Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 29, 2010. Notice is hereby given that the Annual Meeting of Shareholders of Polaris Industries Inc. will be held at 2100 Highway 55, Medina, Minnesota, on April 29, 2010 at 9:00 a.m., local time. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at www.proxydocs.com/pii If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before April 17, 2010 to facilitate timely delivery. Matters intended to be acted upon at the meeting are listed below. The Board of Directors recommends that you vote FOR Items 1 and 2 below: 1. Election of Directors Class I (three-year term ending 2013) 01 Robert L Caulk Bernd F. Kessler Scott W. Wine Ratify the selection of Ernst & Young LLP as independent registered auditor for 2010. Upon such other business as may properly come before the meeting or any adjournments thereof. You may immediately vote your proxy on the Internet at: www.eproxy.com/pii Use the Internet to vote your proxy 24 hours a day 7 days a week, until 10:59 p.m. (CT) on April 28, 2010. 11 II Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number -^— available. Follow the instructions to vote your proxy. *- Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

• To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via: jH, Internet — Access the Internet and go to www.ematerials.com/pii. Follow the instructions to log in, and order copies. «jj» Telephone — C all us free of charge at 86 6-697 -9377 in the U.S. or Canada, using a touch-tone phone, ¦¦ and follow the ins tructions to log in an d order copies . J^\ Email — Send us an email at ep@ematerials.com with “pii Materials Request” in the subject line. The email must include: The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice. Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials. If you choose email delivery you must include the email address. If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.